INCOME TAXES	12 Months Ended
Dec. 31, 2025
INCOME TAXES
INCOME TAXES

NOTE 14 – INCOME TAXES

As of December 31, 2025, the Company has available for federal income tax purposes a net operating loss carryforward of approximately $4,584,603 that may be used to offset future taxable income. The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management and based upon the earnings history of the Company, it is more likely than not that the benefits will not be realized. The Internal Revenue Code may limit the future use of its existing net operating losses.

During the year ended December 31, 2025, the Company increased the valuation allowance by $1,415,003 from $317,982 to $1,732,985. The increase was primarily driven by continued operating losses and the resulting uncertainty regarding the realizability of deferred tax assets. All or a portion of the remaining valuation allowance may be reduced in future years based on an assessment of earnings sufficient to fully utilize these potential tax benefits.

The Company adopted the provisions of ASC 740-10-25, which provides recognition criteria and a related measurement model for uncertain tax positions taken or expected to be taken in income tax returns. ASC 740-10-25 requires that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not that the position would be sustained upon examination by tax authorities.  Tax positions that meet the more likely than not threshold are then measured using a probability weighted approach recognizing the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement. The Company had no tax positions relating to open income tax returns that were considered to be uncertain.

Net deferred tax assets consist of the following components as of December 31, 2025 and 2024:

	December 31,	December 31,
	2025	2024
Deferred tax assets:
NOL carryover	$962,767	$270,061
Temporary differences
Stock based compensation	$108,405	$-
Amortization of intangible assets	$26,172	$-
Impairment of intangible asset	$617,032	$41,621
Amortization of debt discount	$12,309	$-
Bad debt expense	$6,300	$6,300
Sub total	$1,732,985	$317,982
Valuation allowance	$(1,732,985)	$(317,982)
Net deferred tax asset	$-	$-
Change in valuation allowance	$1,415,003	$-

A reconciliation of the income tax provision (benefit) by applying the statutory United States federal income tax rate to income (loss) before income taxes is as follows:

	December 31,	December 31,
	2025	2024
Rate Reconciliation:
Expected tax at statutory rate	$(1,636,094)	$-
Permanent differences	221,091	-
Current year change in valuation allowance	1,415,003	-

Income tax provision (benefit)	$-	$-